                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

( )   Preliminary Proxy Statement           ( )   Confidential, for Use of
                                                  the Commission Only (as
(X)   Definitive Proxy Statement                  permitted by Rule 14a-6(e)(2))

( )   Definitive Additional Materials

( )   Soliciting Material Under Rule 14a-12

                              ING PRIME RATE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)   No fee required.
( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total fee paid:

--------------------------------------------------------------------------------
( )   Fee paid previously with preliminary materials:
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)   Filing Party:

--------------------------------------------------------------------------------
(4)   Date Filed:

                              ING PRIME RATE TRUST

                          7337 E. DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                                  May 12, 2005

Dear Shareholder:

         On behalf of the Board of Trustees of ING Prime Rate Trust (the "Trust"), we are pleased to invite you to the annual meeting of shareholders (the "Annual Meeting"), to be held at 10:00 a.m., Local time, on June 16, 2005 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Trust and to you as a shareholder.

         At the Annual Meeting, you will be asked to consider and vote on the following matters:

         1. To elect nine members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

         2. To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares - Series M, T, W, TH and F of the Trust - until the election and qualification of their successors.

         Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the proposals are in the best interests of the Trust and its shareholders and recommend that you vote "FOR" each of the proposals. We are asking you to consider them carefully and express your vote on the enclosed Proxy Ballot or at the Annual Meeting.

         We look forward to your attendance at the Annual Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Annual Meeting. If you have any questions, please do not hesitate to call us at 1-800-992-0180.

                                   Sincerely,

                                   /s/ James M. Hennessy

                                   James M. Hennessy
                                   President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              ING PRIME RATE TRUST


To Shareholders:

PLEASE TAKE NOTE THAT the annual meeting of shareholders (the "Annual Meeting") of ING Prime Rate Trust (the "Trust") will be held at 10:00 a.m., Local time, on June 16, 2005, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the following purposes:

         1. To elect nine members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

         2. To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares - Series M, T, W, TH and F of the Trust - until the election and qualification of their successors.

         3. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Annual Meeting.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                       YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on April 14, 2005 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

                                    By Order of the Board of Trustees,

                                    /s/ Huey P. Falgout, Jr.

                                    Huey P. Falgout, Jr.
                                    Secretary

                                    May 12, 2005

               YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

                                 PROXY STATEMENT

                              ING PRIME RATE TRUST

                                  MAY 12, 2005

                            TOLL-FREE: (800) 992-0180
                          7337 E. DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

 ------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 16, 2005
 ------------------------------------------------------------------------------

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?

         The Board of Trustees (the "Board") of ING Prime Rate Trust (the "Trust") is sending this Proxy Statement, the attached Notice of Annual Meeting, and the enclosed Proxy Ballot on or about May 12, 2005 to you and all other shareholders. The Board is soliciting your vote for the annual meeting of shareholders of the Trust (the "Annual Meeting").

WHAT ARE THE PROPOSALS AND WHO CAN VOTE ON EACH PROPOSAL?

         The following table gives a brief description of each Proposal and indicates which class of shares is being solicited with respect to each Proposal to be considered at the Annual Meeting.

                                                                               HOLDERS OF             HOLDERS OF
                                                                                 COMMON                PREFERRED
                               PROPOSAL                                          SHARES                  SHARES
                               --------                                          ------                  ------
1.      To elect nine members of the Board to represent the interests of the holders of Common Shares of the Trust until the
        election and qualification of their successors.                           Yes                      No

2.      To elect two members of the Board to represent the interests of the holders of the Auction Rate Cumulative Preferred Shares
        - Series M, T, W, TH and F of the Trust - until the election
        and qualification of their successors.                                     No                     Yes

WHY DID YOU SEND ME THIS BOOKLET?

         This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for the Trust. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one Proxy Ballot -- because you have the right to vote on the important Proposals concerning your investment in the Trust.

WHO IS ELIGIBLE TO VOTE?

         Shareholders who owned shares in the Trust at the close of business on April 14, 2005 (the "Record Date") are eligible to vote. As of the Record Date, the Trust had 161,581,033.200 Common Shares outstanding. As of the Record Date, the Trust had the following Auction Rate Cumulative Preferred Shares ("Preferred Shares") outstanding: 3,600 shares of Series M; 3,600 shares of Series T; 3,600 shares of Series W; 3,600 shares of Series TH and 3,600 shares of Series F. Each Common Share is entitled to one vote on Proposal 1. Each Preferred Share is entitled to one vote on Proposal 2. To the best of the Trust's knowledge, as of April 14, 2005, no person owned beneficially more than 5% of any class of shares of the Trust.

         The word "you" is used in this Proxy Statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.

HOW DO I VOTE?

         Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope or by attending the Annual Meeting in person and voting. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of ING Investments, LLC ("Adviser") (Address: 7337 E. Doubletree Ranch Rd., Scottsdale, Arizona 85258-2034), the investment adviser to the Trust, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of the Trust whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. If a shareholder wishes to participate in the Annual Meeting, the shareholder may still submit the Proxy Ballot originally sent with the Proxy Statement or attend in person.

WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?

         The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 16, 2005, at 10:00 a.m., Local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

CAN I REVOKE MY PROXY AFTER I VOTE IT?

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed Proxy Ballot bearing a later date. In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

         The Trust will pay the expenses incurred in connection with the Notice of Annual Meeting, Proxy Statement and the Annual Meeting, including printing, mailing and vote tabulation expenses, legal fees, and out of pocket expenses.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE TRUST?

         COPIES OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2005 AND THE TRUST'S SEMI-ANNUAL REPORT FOR THE PERIOD ENDED AUGUST 31, 2004 ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO: THE ING FUNDS, 7337
E. DOUBLETREE RANCH ROAD, SCOTTSDALE, ARIZONA, 85258-2034, ATTENTION: LITERATURE FULFILLMENT, OR BY CALLING 1-800-992-0180. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL AND SEMI-ANNUAL REPORTS.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

         The Board recommends that shareholders vote "FOR" each of the Proposals described in this Proxy Statement.

                                   PROPOSAL 1

                      ELECTION OF TRUSTEES -- COMMON SHARES


WHAT IS THE PROPOSAL?

         The Board has nominated nine individuals for election to the Board as Trustees of the Common Shares (the "Common Nominees"). Holders of Common Shares are asked to elect the Common Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Information about each Common Nominee is set forth below. All of the Common Nominees are currently Trustees of the Trust and each has consented to continue to serve as a Trustee if re-elected by holders of Common Shares.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE COMMON NOMINEES?

         The Board nominated all of the individuals who currently serve as Trustees of the Common Shares of the Trust. The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Common Nominees indicated below. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Common Nominees.

WHAT IS THE REQUIRED VOTE?

         The affirmative vote of a plurality of the Common Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Common Nominee to the Board.

WHO ARE THE COMMON NOMINEES?

         For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

                                  John V. Boyer
                                J. Michael Earley
                              R. Barbara Gitenstein
                                Patrick W. Kenny
                               Thomas J. McInerney
                                David W.C. Putnam
                                 John G. Turner
                                Roger B. Vincent
                              Richard A. Wedemeyer

         The persons named as proxies will vote for election of each of these Common Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot. If any or all of the Common Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Trust's Agreement and Declaration of Trust dated December 2, 1987, as amended (the "Declaration").

         No Common Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Common Nominee have an interest materially adverse to the Trust.

         The following table sets forth information concerning the Common Nominees. The address for each Common Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                           TERM OF                                          NUMBER OF
                                         OFFICE AND                                       PORTFOLIOS IN
                           POSITION(S)    LENGTH OF                                       FUND COMPLEX              OTHER
                            HELD WITH       TIME           PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS/TRUSTEESHIPS
      NAME AND AGE            TRUST       SERVED(1)        DURING THE PAST 5 YEARS         TRUSTEE(2)           HELD BY TRUSTEE
      ------------            -----       ---------        -----------------------         ----------           ---------------
INDEPENDENT TRUSTEES

JOHN V. BOYER(3)            Trustee     January       Executive Director, The Mark            143         None
                                        2005 -        Twain House Museum(4)
Age:  51                                Present       (September 1989 - Present).

J. MICHAEL EARLEY           Trustee     February      President and Chief Executive           143         None
                                        2002 -        Officer, Bankers Trust Company,
Age:  60                                Present       N.A. (June 1992 - Present).

R. BARBARA GITENSTEIN       Trustee     February      President, College of New               143         New Jersey Resources
                                        2002 -        Jersey (January 1999 -                              (September 2003 -
Age:  57                                Present       Present).                                           Present).

PATRICK W. KENNY(3)         Trustee     January       Executive Vice President,               143         Assured Guaranty Ltd.
                                        2005 -        Frontier Insurance                                  (November
Age:  62                                Present

                                           TERM OF                                          NUMBER OF
                                         OFFICE AND                                       PORTFOLIOS IN
                           POSITION(S)    LENGTH OF                                       FUND COMPLEX              OTHER
                            HELD WITH       TIME           PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS/TRUSTEESHIPS
      NAME AND AGE            TRUST       SERVED(1)        DURING THE PAST 5 YEARS         TRUSTEE(2)           HELD BY TRUSTEE
      ------------            -----       ---------        -----------------------         ----------           ---------------
                                                      Group, Inc. (1998 - 2001);                          2003 - Present).
                                                      and President and Chief
                                                      Executive Officer
                                                      International Insurance
                                                      Society (June 2001 -
                                                      Present).

DAVID W.C. PUTNAM           Trustee     October       President and Director, F.L.            143         Progressive Capital
                                        1999 -        Putnam Securities Company, Inc.                     Accumulation Trust (August
Age:  65                                Present       and its affiliates (June 1978 -                     1998 - Present);
                                                      Present).                                           Principled Equity Market
                                                                                                          Trust (November 1996 -
                                                                                                          Present); Mercy Endowment
                                                                                                          Foundation (September 1995
                                                                                                          - Present); Asian American
                                                                                                          Bank and Trust Company
                                                                                                          (June 1992 - Present); and
                                                                                                          Notre Dame Health Care
                                                                                                          Center (July 1991 -
                                                                                                          Present).

                                           TERM OF                                          NUMBER OF
                                         OFFICE AND                                       PORTFOLIOS IN
                           POSITION(S)    LENGTH OF                                       FUND COMPLEX              OTHER
                            HELD WITH       TIME           PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS/TRUSTEESHIPS
      NAME AND AGE            TRUST       SERVED(1)        DURING THE PAST 5 YEARS         TRUSTEE(2)           HELD BY TRUSTEE
      ------------            -----       ---------        -----------------------         ----------           ---------------
ROGER B. VINCENT            Trustee     February      President, Springwell                   143         Director, AmeriGas
                                        2002 -        Corporation (March 1989 -                           Propane, Inc. (January
Age:  59                                Present       Present).                                           1998 - Present).

RICHARD A. WEDEMEYER        Trustee     February      Retired. Formerly, Vice                 143         Directors of Touchstone
                                        2001 -        President-Finance and                               Consulting Group (1997 -
AGE:  69                                Present       Administration, The Channel                         Present); Jim Henson
                                                      Corporation (June 1996 - April                      Legacy (1994 - Present).
                                                      2002).  Trustee, First Choice
                                                      Funds (February 1997 -April
                                                      2001)

Trustees who are "Interested Persons"

THOMAS J. MCINERNEY(5)      Trustee     February      Chief Executive Officer, ING            191(6)      Equitable Life Insurance
                                        2001 -        U.S. Financial Services                             Co.; Golden American Life
AGE:  49                                Present       (September 2001 - Present);                         Insurance Co.; Life
                                                      Member, ING Americas Executive                      Insurance Company of
                                                      Committee (September 2001 -                         Georgia, Midwestern United
                                                      Present); ING Aeltus Holding                        Life Insurance Co.;
                                                      Company, Inc. (2000 - Present);                     ReliaStar Life Insurance
                                                      ING Retail Holding Company                          Co.; Security Life of
                                                      (1998 - Present); and                               Denver; Security
                                                                                                          Connecticut Life Insurance
                                                                                                          Co.; Southland Life
                                                                                                          Insurance Co.; USG Annuity
                                                                                                          and

                                           TERM OF                                          NUMBER OF
                                         OFFICE AND                                       PORTFOLIOS IN
                           POSITION(S)    LENGTH OF                                       FUND COMPLEX              OTHER
                            HELD WITH       TIME           PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS/TRUSTEESHIPS
      NAME AND AGE            TRUST       SERVED(1)        DURING THE PAST 5 YEARS         TRUSTEE(2)           HELD BY TRUSTEE
      ------------            -----       ---------        -----------------------         ----------           ---------------
                                                      ING Retirement Holdings, Inc.                       Life Company; United Life
                                                      (1997 - Present). Formerly,                         and Annuity Insurance Co.
                                                      President, Chief Executive                          Inc; Ameribest Life
                                                      Officer and Director of                             Insurance Co.; Director,
                                                      Northern Life Insurance                             First Columbine Life
                                                      Company (March 2001 - October                       Insurance Co.; and Metro
                                                      2002); President, ING Life                          Atlanta Chamber of
                                                      Insurance and Annuity Company                       Commerce (January 2003 -
                                                      (September 1997 - November                          Present).
                                                      2002); General Manager and
                                                      Chief Executive Officer, ING
                                                      Worksite Division (December
                                                      2000 - October 2001).

JOHN G. TURNER(7)           Trustee     September     Retired. Formerly, Vice                 143         Director, Hormel Foods
                                        2000 -        Chairman of ING Americas                            Corporation (March 2000 -
AGE:  65                                Present       (September 2000 - January                           Present); Director, ShopKo
                                                      2002); Chairman and Chief                           Stores, Inc. (August 1999
                                                                                                          - Present);

                                           TERM OF                                          NUMBER OF
                                         OFFICE AND                                       PORTFOLIOS IN
                           POSITION(S)    LENGTH OF                                       FUND COMPLEX              OTHER
                            HELD WITH       TIME           PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS/TRUSTEESHIPS
      NAME AND AGE            TRUST       SERVED(1)        DURING THE PAST 5 YEARS         TRUSTEE(2)           HELD BY TRUSTEE
      ------------            -----       ---------        -----------------------         ----------           ---------------
                                                      Executive Officer of ReliaStar                      and Conseco, Inc.
                                                      Financial Corp. and ReliaStar                       (September 2003 -
                                                      Life Insurance Company (July                        Present).
                                                      1993 - September 2000);
                                                      Director of ReliaStar Life
                                                      Insurance Company of New York
                                                      (April 1975 - December 2001);
                                                      Director of Northern Life
                                                      Insurance Company (March 1985 -
                                                      April 2000); Chairman and
                                                      Trustee of the Northstar
                                                      affiliated investment companies
                                                      (May 1993 - December 2001).

(1) Trustees are considered for election by shareholders on an annual basis and serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirment date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) For the the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Partners, Inc.; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; and USLICO Series Fund.

(3) Commenced service as a Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the Board of Directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. Board of Directors was unified with the Board of the other Funds in the ING complex of Funds under the purview or the Board.

(4) Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the Board of Directors of The Mark Twain House Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to the The Mark Twain House Museum.

(5) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)   Mr. McInerney is also a director of the following investment companies:
      ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolios, Inc.; ING GET Fund; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

(7) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor LLC.

     Please read the section "Further Information About the Trustees and Officers" starting on page 10 of this Proxy Statement before voting on this Proposal 1.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

         The Board recommends that shareholders vote "FOR" the election of each of the Common Nominees to the Board subject to their terms commencing and continuing as described above. If any of the Common Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

                                   PROPOSAL 2

                    ELECTION OF TRUSTEES -- PREFERRED SHARES

WHAT IS THE PROPOSAL?

      The Board has nominated two individuals for election to the Board as Trustees of the Preferred Shares (the "Preferred Nominees"). Holders of Preferred Shares are asked to elect the Preferred Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Information about each Preferred Nominee is set forth below. Both Preferred Nominees are currently Trustees of the Trust and both have consented to continue to serve as a Trustee if re-elected by holders of Preferred Shares.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE PREFERRED NOMINEES?

      The Board nominated both of the individuals who currently serve as Trustees of the Preferred Shares of the Trust. The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Preferred Nominees indicated below. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Preferred Nominees.

WHAT IS THE REQUIRED VOTE?

      The affirmative vote of a plurality of the Preferred Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Preferred Nominee to the Board.

WHO ARE THE PREFERRED NOMINEES?

      For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

                                  Walter H. May
                                   Jock Patton

      The persons named as proxies will vote for election of each of these Preferred Nominees unless you withhold authority to vote for either or both of them on the enclosed Proxy Ballot. If any or both of the Preferred Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Declaration.

      Neither Preferred Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does either Preferred Nominee have an interest materially adverse to the Trust.

      The following table sets forth information concerning the Preferred Nominees. The address for each Preferred Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.


                                       TERM OF                                       NUMBER OF
                                     OFFICE AND                                    PORTFOLIOS IN
                       POSITION(S)    LENGTH OF                                     FUND COMPLEX             OTHER
                        HELD WITH       TIME         PRINCIPAL OCCUPATION(S)        OVERSEEN BY     DIRECTORSHIPS/TRUSTEESHIPS
NAME AND AGE              TRUST       SERVED(1)      DURING THE PAST 5 YEARS         TRUSTEE(2)           HELD BY TRUSTEE
--------------------   -----------   -------------   ---------------------------   -------------   ---------------------------
INDEPENDENT TRUSTEES

WALTER H. MAY          Trustee       November 1999   Retired.                           143        Best Prep Charity
                                     - Present                                                     (September 1991 - Present).
Age:  68

JOCK PATTON             Chairman     August 1995 -   Private Investor                   143        JDA Software Group, Inc.
                       and Trustee   Present         (June 1997 - Present).                        (January 1999 - Present);
Age:  59                                             Formerly, Director and                        Swift Transportation Co.
                                                     Chief Executive Officer,                      (March 2004 - Present).
                                                     Rainbow Multimedia
                                                     Group, Inc. (January 1999 -
                                                     December 2001).

(1) Trustees are considered for election by shareholders on an annual basis and serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extent the retirement date of Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to old a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING

      Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Partners, Inc.; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; and USLICO Series Fund.

      Please read the section "Further Information About the Trustees and Officers" starting on page 10 of this Proxy Statement before voting on this Proposal 2.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

      The Board recommends that shareholders vote "FOR" the election of each of the Preferred Nominees to the Board subject to their terms commencing and continuing as described above. If shareholders do not elect either of the Preferred Nominees, the current Trustees may consider other courses of action.

               FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

HOW LONG WILL THE TRUSTEES SERVE ON THE BOARD?

      Trustees generally hold office until their successors are elected and qualified. A Trustee may, at any time, resign or be removed by a vote of the holders of a majority of the outstanding shares of the applicable class of the Trust. In addition, pursuant to a retirement policy adopted by the Board, each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. A further extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which event the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

DO THE TRUSTEES OWN SHARES OF THE TRUST OR CERTAIN AFFILIATED ENTITIES?

      To the best of the Trust's knowledge, as of April 14, 2005 no Trustee owned 1% or more of the outstanding shares of any class of shares of the Trust, and the Trustees owned, as a group, less than 1% of the shares of each class of the Trust.

      The following table sets forth information regarding the dollar range of equity securities of the Trust and other investment companies within the ING family of investment companies beneficially owned by each Trustee as of December 31, 2004.

                                                     Aggregate Dollar Range of
                                                      Equity Securities in all
                                                       Registered Investment
                                                       Companies Overseen by
                        Dollar Range of Equity         Trustee in Family of
Name of Trustee         Securities in the Trust        Investment Companies
---------------------   -----------------------   ------------------------------
INDEPENDENT TRUSTEES

John V. Boyer                      $0                           $0
J. Michael Earley                  $0                   $50,001 - $100,000
R. Barbara Gitenstein              $0                    $10,001- $50,000
Patrick W. Kenny                   $0                           $0
Walter H. May                      $0                      Over $100,000
Jock Patton                $10,001 - $50,000             $10,001 - $50,000

                                                     Aggregate Dollar Range of
                                                      Equity Securities in all
                                                       Registered Investment
                                                       Companies Overseen by
                        Dollar Range of Equity         Trustee in Family of
Name of Trustee         Securities in the Trust        Investment Companies
---------------------   -----------------------   ------------------------------
David W. C. Putnam           Over $100,000                 Over $100,000
Roger B. Vincent                   $0                      Over $100,000
Richard A. Wedemeyer       $10,001 - $50,000            $50,001 - $100,000

TRUSTEES WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney                $0                      Over $100,000
John G. Turner               Over $100,000                 Over $100,000

       As of December 31, 2004, none of the Independent Trustees or their immediate family members owned any shares of the Trust's investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies).

WHAT ARE THE COMMITTEES OF THE BOARD?

      AUDIT COMMITTEE. The Audit Committee operates pursuant to a charter approved by the Board. The charter was appended to the 2003 Annual Meeting Notice. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its oversight responsibilities for the Trust's accounting and reporting processes and the audits of the Trust's financial statements through oversight and monitoring. Other functions include meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust's audit, the Trust's financial statements and interim accounting controls, and meeting with management concerning these matters, among other things. The Committee currently consists of four Trustees:
Messrs. Earley, Kenny, Putnam, and Vincent, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act. Mr. Earley serves as Chairperson of the Committee. During the fiscal year ended February 28, 2005, the Committee held five (5) meetings.

      AUDIT COMMITTEE REPORT: As part of its oversight of the Trust's financial statements, the Audit Committee reviewed and discussed with the Adviser and KPMG LLP ("KPMG") the Trust's financial statements for the fiscal year ended February 28, 2005. The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61,

Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed KPMG's independence with KPMG. The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services and fees to assure compliance with the Trust's and the Audit Committee's policies restricting KPMG from performing services that might impair their independence.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the fiscal year ended February 28, 2005, be included in the Trust's Annual Report to shareholders. The Audit Committee also recommended the selection of KPMG to serve as independent auditor for the fiscal year ending February 28, 2006.

      VALUATION AND PROXY VOTING COMMITTEE. The Board has a Valuation and Proxy Voting Committee whose function is to review the determination of the value of securities held by the Trust for which market quotations are not readily available or are deemed unreliable. The Committee also oversees management's administration of proxy voting. The Committee currently consists of five Independent Trustees: Messrs. Boyer, May, Patton, and Wedemeyer and Dr. Gitenstein. Mr. May serves as Chairperson of the Committee. During the fiscal year ended February 28, 2005, the Committee held four (4) meetings.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee whose function is to act on behalf the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Committee currently consists of two Independent Trustees and two Trustees who are "interested persons," as defined in the 1940 Act: Messrs. May, McInerney, Patton and Turner. Mr. Patton serves as Chairperson of the Committee. During the fiscal year ended February 28, 2005, the Committee held three (3) meetings.

      NOMINATING AND GOVERNANCE COMMITTEE. The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.

      In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for trustee should be submitted in writing to the Trust's Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as Trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

      The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder meeting to elect trustees, any such submission must be delivered to the Trust's Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.

      The Nominating and Governance Committee currently consists of four Independent Trustees: Dr. Gitenstein and Messrs. Kenny, May and Wedemeyer. Dr. Gitenstein serves as Chairperson of the Committee. The Nominating Committee held two (2) meetings during the fiscal year ended February 28, 2005.

      INVESTMENT REVIEW COMMITTEE. The Board has an Investment Review Committee whose function is to monitor the investment performance of the Trust and to make recommendations to the Board with respect to the Trust. The Committee currently consists of five Independent Trustees and one Trustee who is an "interested person," as defined in the 1940 Act: Messrs. Boyer, May, McInerney, Patton, and Wedemeyer and Dr. Gitenstein. Mr. Wedemeyer serves as Chairperson of the Committee. During the fiscal year ended February 28, 2005, the Committee held four (4) meetings.

      COMPLIANCE COMMITTEE. The Board has established a Compliance Committee (formerly, the Compliance and Coordination Committee) for the purpose of coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Funds. The Committee also facilitates information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Committee currently consists of three Independent Trustees: Messrs. Boyer, Earley and Patton. Mr. Boyer serves as Chairperson of the Committee. During the fiscal year ended February 28, 2005, the Committee held four (4) meetings.

      CONTRACTS COMMITTEE. The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee operates pursuant to a Charter approved by the Board. The Contracts Committee currently consists of five Independent Trustees: Messrs. Boyer, May, Patton, Vincent and Wedemeyer. Mr. Vincent serves as Chairperson of the Committee. The Contracts Committee held two (2) meetings during the fiscal year ended February 28, 2005.

HOW OFTEN DOES THE BOARD MEET?

      The Board currently conducts regular meetings seven (7) times a year. The Audit and Valuation and Proxy Voting Committees meet regularly four (4) times per year, the Investment Review Committee meets regularly six (6) times a year, the Contracts Committee meets regularly seven (7) times a year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During the fiscal year ended February 28, 2005, the Board held fourteen (14) meetings, including regularly scheduled and special meetings. No Trustee attended less than 75% of the Trust's Board meetings or meetings of Committees on which a Trustee served.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

      Each Independent Trustee receives a fee, allocated among the ING Funds for which he or she serves as a Director/Trustee, which consists of an annual retainer component and a per meeting fee component. Each Independent Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended.

      The Trust currently pays each Independent Trustee a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Mr. Patton, as Chairperson, receives an annual retainer of $75,000); (ii) an additional annual retainer of $20,000 each to the Audit Committee Chairperson and the Investment Review Committee Chairpersons; (iii) an additional retainer of $15,000 to the Contracts Committee Chairperson; (iv) an additional retainer of $10,000 each to the Valuation and Proxy Voting Committee and Compliance Committee Chairpersons;
(v) an additional retainer of $2,500 to the Nominating and Governance Committee Chairperson (the Chairperson of the Nominating and Governance Committee is paid on a quarterly basis and only if the Committee has been active. The compensation per quarter to the Chairperson is $625, which if the Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $2,500.); (vi) $7,000 for each in person meeting of the Board; (vii) $3,000 for attendance at any Committee meeting; (viii) $1,000 for meeting attendance as a chairperson; (ix) $2,000 per telephonic meeting; and (x) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust's average net assets as a percentage of the average net assets of all the funds managed by the Adviser and its affiliates for which the Trustees serve in common as Directors/Trustees.

      The Trustees who are "interested persons" of the Trust receive no compensation from the Trust.

      The following table has been provided to the Trust by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Trustees for the Trust's fiscal year ended February 28, 2005 for service on the Boards of the ING Funds complex.

                                        PENSION OR
                                        RETIREMENT                       TOTAL
                                         BENEFITS      ESTIMATED      COMPENSATION
                                        ACCRUED AS      ANNUAL         FROM TRUST
                           AGGREGATE     PART OF       BENEFITS         AND FUND
                         COMPENSATION     TRUST          UPON         COMPLEX PAID
NAME OF TRUSTEE           FROM TRUST     EXPENSES    RETIREMENT(1)   TO TRUSTEES(2)
----------------------   ------------   ----------   -------------   --------------
John V. Boyer(3)         $        497      N/A            N/A        $       10,000
Paul S. Doherty(4)       $     17,112      N/A            N/A        $      267,000(6)
J. Michael Earley        $      4,279      N/A            N/A        $       79,000
R. Barbara Gitenstein    $      5,090      N/A            N/A        $       93,000
Patrick W. Kenny(3)      $        497      N/A            N/A        $       10,000

                                        PENSION OR
                                        RETIREMENT                       TOTAL
                                         BENEFITS      ESTIMATED      COMPENSATION
                                        ACCRUED AS      ANNUAL         FROM TRUST
                           AGGREGATE     PART OF       BENEFITS         AND FUND
                         COMPENSATION     TRUST          UPON         COMPLEX PAID
NAME OF TRUSTEE           FROM TRUST     EXPENSES    RETIREMENT(1)   TO TRUSTEES(2)
----------------------   ------------   ----------   -------------   --------------
Walter H. May            $      6,200      N/A            N/A        $      113,250
Thomas J. McInerney(5)   $          0      N/A            N/A        $            0
Jock Patton              $      5,974      N/A            N/A        $      109,250
David W.C. Putnam        $      4,696      N/A            N/A        $       85,000
Blaine E. Rieke(4)       $     16,882      N/A            N/A        $      263,000(6)
John G. Turner(5)        $          0      N/A            N/A        $            0
Roger B. Vincent         $      5,408      N/A            N/A        $       99,000
Richard A. Wedemeyer     $      5,421      N/A            N/A        $       99,000

(1) The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service. The amount reflected is compensation from all Funds in the Fund Complex.

(2) Trustee compensation includes compensation paid by Funds that are not discussed in this Proxy

(3) Commenced services as Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the Board of Directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. Board of Directors was unified with the Board of the other Funds in the ING Complex of Funds under the purview of the Board.

(4)   Retired as a Trustee on December 31, 2004.

(5) An "interested person," as defined in the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6) Pursuant to the retirement policy adopted by the ING Funds, Messrs. Doherty and Rieke were each paid $182,000 upon their retirement from the Boards of Directors/Trustees of the ING Funds.

WHO ARE THE OFFICERS OF THE TRUST?

      The Trust's officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The chart below lists the officers of the Trust. The address for the officers of the Trust is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

NAME AND                POSITIONS HELD WITH     TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)
AGE                     THE TRUST               LENGTH OF TIME SERVED(1)   DURING THE LAST FIVE YEARS
---------------------   ---------------------   ------------------------   -------------------------------------------
JAMES M. HENNESSY       President and Chief     February 2001 - Present    President and Chief Executive Officer, ING
                        Executive Officer                                  Investments, LLC(2) (December 2000 -
Age: 56                                                                    Present). Formerly, Senior Executive Vice
                        Chief Operating         July 2000 - Present        President and Chief Operating Officer, ING
                        Officer                                            Investments, LLC(2) (April 1995 - December
                                                                           2000); and Executive Vice President, ING
                                                                           Investments, LLC(2) (May 1998 - June 2000).

MICHAEL J. ROLAND       Executive Vice          February 2002 - Present    Executive Vice President (December 2001 -
                        President                                          Present) and Chief Compliance Officer
Age: 46                                                                    (October 2004 - Present), ING Investments,
                                                                           LLC(2). Formerly, Chief Financial Officer
                                                                           and Treasurer, ING Investments, LLC(2)
                                                                           (December 2001 - March 2005); Senior Vice
                                                                           President, ING Investments, LLC(2) (June
                                                                           1998 - December 2001).

STANLEY D. VYNER        Executive Vice          August 2003 - Present      Executive Vice President, ING Investments,
                        President                                          LLC(2) (July 2000 - Present); and Chief
Age: 54                                                                    Investment Risk Officer (January 2003 -
                                                                           Present).  Formerly, President and Chief
                                                                           Executive Officer of the International
                                                                           Portfolios, ING Investments, LLC(2) (August
                                                                           1996 - August 2000).

NAME AND                POSITIONS HELD WITH     TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)
AGE                     THE TRUST               LENGTH OF TIME SERVED(1)   DURING THE LAST FIVE YEARS
---------------------   ---------------------   ------------------------   -------------------------------------------
JOSEPH M. O'DONNELL     Chief Compliance        November 2004 - Present    Chief Compliance Officer of the ING Funds
                        Officer                                            (November 2004 - Present). Formerly, Vice
Age: 50                                                                    President, Chief Legal Counsel, Chief
                                                                           Compliance Officer and Secretary of Atlas
                                                                           Securities, Inc., Atlas Advisers, Inc. and
                                                                           Atlas Funds (October 2001 - October 2004);
                                                                           and Chief Operating Officer and General
                                                                           Counsel of Matthews International Capital
                                                                           Management LLC and Vice President and
                                                                           Secretary of Matthews International Funds
                                                                           (August 1999 - May 2001).

TODD MODIC              Senior Vice             March 2005 - Present       Senior Vice President, ING Funds Services,
                        President,                                         LLC(3) (April 2005 - Present). Formerly,
Age: 37                 Chief/Principal                                    Vice President, ING Fund Services, LLC(3)
                        Financial Officer                                  (September 2002 - March 2005); Director of
                        and Assistant                                      Financial Reporting, ING Investments,
                        Secretary                                          LLC(2) (March 2001 - September 2002) and
                                                                           Director of Financial Reporting, Axient
                                                                           Communications, Inc. (May 2000 - January
                                                                           2001).

ROBERT S. NAKA          Senior Vice             November 1999 - Present    Senior Vice President (August 1999 -
                        President                                          Present) and Assistant Secretary, (October
Age: 41                 Assistant Secretary     July 1996 - Present        2001 - Present) ING Funds Services, LLC(3).

DANIEL NORMAN           Senior Vice             April 1995 - Present       Senior Vice President (April 1995 -
                        President                                          Present) and Senior Investment Manager in
Age: 47                                         June 1997 - Present        the Senior Floating Rate Loan Group
                        Treasurer                                          (November 1999 - Present) ING
                                                                           Investment Management Co.

NAME AND                POSITIONS HELD WITH     TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)
AGE                     THE TRUST               LENGTH OF TIME SERVED(1)   DURING THE LAST FIVE YEARS
---------------------   ---------------------   ------------------------   -------------------------------------------
JEFFREY A. BAKALAR      Senior Vice President   November 1999 - Present    Senior Vice President and Senior Investment
                                                                           Manager in the Senior Floating Rate Loan
Age: 45                                                                    Group, ING Investment Management Co.
                                                                           (November 1999 - Present).

ELLIOT ROSEN            Senior Vice President   May 2002 - Present         Senior Vice President in the Senior
                                                                           Floating Rate Loan Group, ING Investment
Age: 52                                                                    Management Co. (February 1999 -
                                                                           Present).
WILLIAM H. RIVOIR III   Senior Vice             February 2001 - Present    Vice President, ING Investment Management
                        President and                                      Co. (January 2004 - Present).
Age: 54                 Assistant Secretary                                Formerly, Counsel, ING USFS Law Department
                                                                           (January 2003 - December 2003); and Senior
                                                                           Vice President, ING Investments, LLC(2)
                                                                           (June 1998 - December 2002).

CURTIS F. LEE           Senior Vice             February 2001 - Present    Senior Vice President and Chief Credit
                        President and Chief                                Officer in the Senior Floating Rate Loan
Age: 51                 Credit Officer                                     Group, ING Investment Management Co.
                                                                           (January 2001 - Present).  Formerly,
                                                                           Vice President and Senior Credit Officer in
                                                                           the Senior Floating Rate Loan Group, ING
                                                                           Investment Management Co. (September 1999 -
                                                                           January 2001).

KIMBERLY A. ANDERSON    Senior Vice             November 2003 - Present    Senior Vice President, ING Investments,
                        President                                          LLC(2) (October 2003 - Present).  Formerly,
Age: 40                                                                    Vice President and Assistant Secretary, ING
                                                                           Investments, LLC(2) (October 2001 - October
                                                                           2003); and Assistant Vice President, ING
                                                                           Funds Services, LLC(3) (November 1999 -
                                                                           January 2001).

NAME AND                POSITIONS HELD WITH     TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)
AGE                     THE TRUST               LENGTH OF TIME SERVED(1)   DURING THE LAST FIVE YEARS
---------------------   ---------------------   ------------------------   -------------------------------------------
ROBYN L. ICHILOV        Vice President          November 1997 - Present    Vice President, ING Funds Services, LLC(3)
                                                                           (October 2001 - Present) and ING
Age: 37                                                                    Investments, LLC(2) (August 1997 - Present).

LAUREN D. BENSINGER     Vice President          August 2003 - Present      Vice President and Chief Compliance
                                                                           Officer, ING Funds Distributor, LLC(4)
Age: 51                                                                    (July 1995 - Present); and Vice
                                                                           President, ING Investments, LLC(2)
                                                                           (February 1996 - Present).  Formerly,
                                                                           Chief Compliance Officer, ING Investments,
                                                                           LLC(2) (October 2001 - October 2004).

MARIA M. ANDERSON       Vice President          September 2004 - Present   Vice President, ING Funds Services, LLC(3)
                                                                           (September 2004 - Present).  Formerly,
Age: 46                                                                    Assistant Vice President, ING Funds
                                                                           Services, LLC(3) (October 2001 - September
                                                                           2004); and Manager of Fund Accounting and
                                                                           Fund Compliance, ING Investments, LLC(2)
                                                                           (September 1999 - October 2001).

MARY A. GASTON          Vice President          March 2005 - Present       Vice President, ING Fund Services, LLC(3)
                                                                           (April 2005 - Present).  Formerly,
Age: 39                                                                    Assistant Vice President, Financial
                                                                           Reporting, ING Investments, LLC(2) (April
                                                                           2004 - April 2005); Manager, Financial
                                                                           Reporting, ING Investments, LLC(2) (August
                                                                           2002 - April 2004); and Controller Z Seven
                                                                           Fund, Inc. and Ziskin Asset Management,
                                                                           Inc. (January 2000 - March 2002).

NAME AND                POSITIONS HELD WITH     TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)
AGE                     THE TRUST               LENGTH OF TIME SERVED(1)   DURING THE LAST FIVE YEARS
---------------------   ---------------------   ------------------------   -------------------------------------------
SUSAN P. KINENS         Assistant Vice          February 2003 - Present    Assistant Vice President, ING Funds
                        President                                          Services, LLC(3) (December 2002 - Present);
Age: 28                                                                    and has held various other positions with
                                                                           ING Funds Services, LLC(3) for more than
                                                                           the last five years.

KIMBERLY K. PALMER      Assistant Vice          September 2004 - Present   Assistant Vice President, ING Funds
                        President                                          Services, LLC(3) (August 2004 - Present).
Age: 48                                                                    Formerly, Manager, Registration Statements,
                                                                           ING Funds Services, LLC(3) (May 2003 -
                                                                           August 2004); Associate Partner, AMVESCAP
                                                                           PLC (October 2000 - May 2003); and Director
                                                                           of Federal Filings and Blue Sky Filings,
                                                                           INVESCO Funds Group, Inc. (March 1994 - May
                                                                           2003).

HUEY P. FALGOUT, JR.    Secretary               August 2003 - Present      Chief Counsel, ING Americas, U.S. Legal
                                                                           Services (September 2003 - Present).
Age: 41                                                                    Formerly, Counsel, ING Americas, U.S. Legal
                                                                           Services (November 2002 - November 2003);
                                                                           and Associate General Counsel, AIG American
                                                                           General (January 1999 - November 2002).

THERESA K. KELETY       Assistant Secretary     August 2003 - Present      Counsel, ING Americas, U.S. Legal Services
                                                                           (April 2003 - Present).  Formerly Senior
Age: 42                                                                    Associate with Shearman & Sterling
                                                                           (February 2000 - April 2003).

NAME AND                POSITIONS HELD WITH     TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)
AGE                     THE TRUST               LENGTH OF TIME SERVED(1)   DURING THE LAST FIVE YEARS
---------------------   ---------------------   ------------------------   -------------------------------------------
ROBIN R. NESBITT        Assistant Secretary     September 2004 - Present   Supervisor, Board Operations, ING Funds
                                                                           Services, LLC(3) (August 2003 - Present).
Age: 31                                                                    Formerly, Senior Legal Analyst, ING Funds
                                                                           Services, LLC(3) (August 2002 - August
                                                                           2003); Associate, PricewaterhouseCoopers
                                                                           (January 2001 - August 2001); and
                                                                           Paralegal, McManis, Faulkner & Morgan (May
                                                                           2000 - December 2000).

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

      The Trust does not pay its officers for the services they provide to the Trust. Instead, the officers, who are also officers or employees of the Adviser or its affiliates, are compensated by the Adviser or its affiliates.

WHO ARE THE TRUST'S ADVISERS, DISTRIBUTOR AND ADMINISTRATOR?

      ING Investments, LLC serves as the investment adviser to the Trust, ING Funds Distributor, LLC serves as the Trust's distributor and ING Funds Services, LLC serves as the Trust's administrator. The principal office of the investment adviser, the distributor and the administrator is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. ING Investment Management Co. (formerly Aeltus Investment Management, Inc.) serves as sub-adviser to the Trust. The principal office of the sub-adviser is 10 State House Square, Hartford, Connecticut

06103. The investment adviser, the sub-adviser, the distributor and the administrator are all indirect, wholly-owned subsidiaries of ING Groep N.V. and are affiliated with one another.

WHO ARE THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS?

         The accounting firm of KPMG currently serves as the independent auditor for the Trust. The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Trust for the fiscal year ending February 28, 2006.

         The following table shows fees paid to KPMG for professional audit services during the Trust's most recent fiscal years ended February 28, 2005 and February 29, 2004, as well as, fees billed for other services rendered by KPMG to the Trust.

                                                        2005              2004
                                                       -------           -------
Audit Fees (1)                                         $63,490           $72,207
Audit-Related Fees (2)                                 $33,600           $28,100
Tax Fees (3)                                           $20,491           $ 4,000
All Other Fees (4)                                     $ 3,000           $ 2,500

(1) Audit fees consist of fees billed for professional services rendered for the audit of the Trust's year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2) Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Trust's consolidated financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3) Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4) All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

      The aggregate non-audit fees billed by KPMG for services rendered to the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust for the fiscal years ended February 28, 2005 and February 29, 2004 were $427,330 and $340,873, respectively.

      All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Trust by KPMG;

and (ii) all non-audit services impacting the operations and financial reporting of the Trust provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Trust (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

      The Audit Committee of the Board will periodically consider whether KPMG's receipt of non-audit fees from the Trust, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Trust is compatible with maintaining the independence of KPMG.

      KPMG has advised the Trust that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Trust. Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

      The Board has named Robert S. Naka, Huey P. Falgout, Jr. and Jeffrey A. Bakalar as proxies of the Trust. If you follow the instructions when you vote, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot but do not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE ANNUAL MEETING?

      If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I WANT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

      The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

WHAT ARE MY VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

      Each share of each class of the Trust is entitled to one vote. Shareholders of the Trust at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Trust at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. A majority of the outstanding shares of the Trust on the Record Date entitled to vote for each Proposal, present in person or represented by proxy, must be present to constitute a quorum.

      If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

      The Trust expects that, before the Annual Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

      If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum. A plurality of the votes duly cast is required for the election of a Trustee (i.e., the nominee receiving the greatest number of votes will be elected). Abstentions and broker non-votes therefore will not have an effect on the election of a Trustee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act, as applied to the Trust, require the Trust's officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Trust's outstanding securities ("Reporting Persons"), to file reports of ownership of the Trust's securities and changes in such ownership with the SEC and the New York Stock Exchange. Such persons are required by the U.S. Securities and Exchange Commission (the "SEC") regulations to furnish the Trust with copies of all such filings.

      Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Trust believes that during the fiscal year ended February 28, 2005, its Reporting Persons complied with all applicable filing requirements.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES.

      Shareholders may send other communications to the Board of Trustees, a Committee thereof, or an individual Director. Such communications should be sent to the Trust's Secretary at the address on the front of this Proxy Statement.

WHAT IS THE DEADLINE FOR SUBMITTING A SHAREHOLDER PROPOSAL FOR THE TRUST'S 2006 ANNUAL MEETING?

      It is anticipated that the next annual meeting of the Trust will be held in June 2006 but the exact date, time and location of such meeting have yet to be determined. Any proposals of shareholders that are intended to be presented at the Trust's next annual meeting must be in writing and received at the Trust's principal executive offices no later than January 12, 2006, in order for the proposal to be considered for inclusion in the Trust's proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Trust's proxy statement or presentation at the meeting.

      In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the company's bylaws. As the Trust's bylaws do not contain such an advance notice provision, for the Trust's 2006 Annual Meeting of shareholders, shareholders must submit to the Trust written notice of a shareholder proposal on or before March 28, 2006.

      PLEASE VOTE BY RETURNING YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                        /s/ Huey P. Falgout, Jr.

                                        Huey P. Falgout, Jr.
                                        Secretary

                                        May 12, 2005

                       ING PRIME RATE TRUST- COMMON SHARES

           ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 16, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Robert S. Naka, Huey P. Falgout, Jr. or Jeffrey
A. Bakalar (Proxies), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the "Annual Meeting") of the ING Prime Rate Trust (the "Trust") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 16, 2005, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope. These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

Date _______________________________, 2005

 _________________________________________________________________
|                                                                 |
|_________________________________________________________________|
Signature(s) (if held jointly)                       (sign in box)

This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                                                                                         FOR ALL
      VOTE ON TRUSTEES                                        FOR ALL    WITHHOLD ALL    EXCEPT
      ----------------                                        -------    ------------    -------

1.    To elect nine members of the Board of Trustees to         [ ]          [ ]           [ ]
      represent the interests of the holders of Common
      Shares of the Trust until the election and
      qualification of their successors.

      (1) John V. Boyer, (2) J. Michael Earley, (3) R.
      Barbara Gitenstein, (4) Patrick W. Kenny, (5) Thomas
      J. McInerney, (6) David W.C. Putnam, (7) John G.
      Turner, (8) Roger B. Vincent, and (9) Richard A.
      Wedemeyer.

2.    Not Applicable

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

-------------------------------------------------------------------------------

             THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

         ING PRIME RATE TRUST- AUCTION RATE CUMULATIVE PREFERRED SHARES
                            SERIES M, T, W, TH AND F

           ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 16, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Robert S. Naka, Huey P. Falgout, Jr. or Jeffrey
A. Bakalar (Proxies), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the "Annual Meeting") of the ING Prime Rate Trust (the "Trust") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 16, 2005, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope. These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

Date _______________________________, 2005

 _________________________________________________________________
|                                                                 |
|_________________________________________________________________|
Signature(s) (if held jointly)                   (sign in the box)

This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                                                                                           FOR ALL
      VOTE ON TRUSTEES                                          FOR ALL    WITHHOLD ALL    EXCEPT
      ----------------                                          -------    ------------    -------
1.    Not Applicable

2.    To elect two members of the Board of Trustees to            [ ]          [ ]           [ ]
      represent the interests of the holders of Auction Rate
      Cumulative Preferred Shares - Series M, T, W, TH and F
      of the Trust - until the election and qualification of
      their successors.

      (1) Walter H. May and (2) Jock Patton

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

-------------------------------------------------------------------------------

             THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED